Annual Total Returns- Vanguard SP Small-Cap 600 Value Index Fund (Institutional) [BarChart] - Institutional - Vanguard SP Small-Cap 600 Value Index Fund - Institutional Shares	2015	2016	2017	2018	2019	2020
Total	(6.72%)	31.23%	11.64%	(12.67%)	24.48%	2.86%